EXHIBIT 99.2


                         UNITED STATES DISTRICT COURT
                         SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------------------x
SECURITIES AND EXCHANGE COMMISSION,                           :
                                                             :
                                         Plaintiff,          : 02-CV-4963 (JSR)
                                                             :
                           v.                                :
                                                             :
WORLDCOM, INC.,                                              :
                                                             :
                                         Defendant.          :
                                                             :
-------------------------------------------------------------x

                                     ORDER

     WHEREAS, Plaintiff Securities and Exchange Commission, by and through its counsel of record, has submitted this Order for the Court's consideration, and good cause appearing therefor; and

     WHEREAS Defendant WorldCom, Inc. ("WorldCom") has stated that it does not object to the entry of this Order.

     IT IS HEREBY ORDERED that defendant WorldCom, its directors, officers, agents, accountants, employees, and attorneys, and each of them, are stayed for seven (7) business days from the date of this Order from consummating the previously-announced conversion of each share of WorldCom, Inc. - MCI Group common stock into 1.3594 shares of WorldCom, Inc. - WorldCom Group common stock.


Dated: July 12, 2002                             /s/Jed S. Rakoff
                                           __________________________________
                                               United States District Judge





TO:

Peter H. Bresnan
Deputy Chief Litigation Counsel
Securities and Exchange Commission
450 Fifth Street, NW
202/942-4788 (phone)
202/942-9581 (fax)

Paul C. Curnin, Esq.
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017-3954
212/455-2519 (phone)
212/455-2502 (fax)